UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 15, 2009
Date of Report (Date of Earliest Event Reported)

CONVERA CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	000-31989	54-1987541
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1919 GALLOWS ROAD, SUITE 1050
VIENNA, VIRGINIA 22182
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(Address of principal executive offices and zip code)

1921 GALLOWS ROAD, SUITE 200
VIENNA, VIRGINIA 22182
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(Former name or former address, if changed from last report)

Registrant's telephone number, including area code: (703) 761-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 15, 2009, Convera Corporation (the “Company”) received a non-compliance notice from the NASDAQ Stock Market (“NASDAQ”) stating that for the last 30 consecutive business days the bid price of the Company’s common stock has closed below the minimum $1.00 per share required for continued inclusion on The Nasdaq Global Market under Marketplace Rule 5450(a)(1).

The letter indicates that, in accordance with Marketplace Rule 5810(c)(3)(A), the Company will be provided with a grace period of 180 calendar days, or until March 15, 2010, to regain compliance with the minimum $1.00 per share minimum bid price requirement. NASDAQ’s staff may determine that the Company has regained compliance with Marketplace Rule 5450(a)(1) if at any time before March 15, 2010, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of ten consecutive business days. If the Company cannot demonstrate that it has regained compliance within such time period, it will receive written notification that its securities are subject to delisting.  Alternatively, the Company may be eligible for an additional grace period if it meets the initial listing standards, with the exception of bid price, for The Nasdaq Capital Market.

The Company is not presently considering any actions that may allow it to regain compliance with the NASDAQ continued listing standards and maintain its NASDAQ listing because, as disclosed by the Company in its press release on June 1, 2009 and current report on Form 8-K on June 4, 2009, the Company expects to adopt a plan of dissolution and file a certificate of dissolution to orderly wind down its business and operations.  At that time, the Company’s listing on NASDAQ will cease, if not earlier.

On September 18, 2009, the Company issued a press release announcing its receipt of the September 15, 2009 letter. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Convera Corporation dated September 18, 2009

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Convera Corporation

Date: September 18, 2009	By:	/s/Matthew G. Jones
Matthew G. Jones
Chief Financial Officer, Secretary and Treasurer